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                                                                   EXHIBIT 23(c)

                       (Letterhead of KPMG Peat Marwick)



                        CONSENT OF INDEPENDENT AUDITORS

The Partners
Wells Capital, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                           /s/ KPMG Peat Marwick LLP



Atlanta, Georgia

December 20, 1996